J.P. Morgan Series Trust Supplement dated September 15, 2000, to the J.P. Morgan Healthcare Fund Prospectus dated September 1, 2000

The wiring instructions under the heading "Opening Your Account" on page 6 are hereby replaced with the following:

     After placing your purchase order, instruct your bank to wire the amount of your investment to:

     Morgan Guaranty Trust Company of New York - Delaware
     Routing number: 031-100-238
     Credit: Morgan Guaranty Trust Shareholder Services
     Account number: 000-73-836
     FFC: Your account number, name of registered owner(s) and fund name.